                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                       SECURITY CAPITAL CORPORATION
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            (Exact name of registrant as specified in its charter)

                              June 27, 1997
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             Date of Report (Date of earliest event reported)


      Delaware                     1-7921               13-3003070
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(State or other juris-          (Commission          (I.R.S. Employer
diction of incorporation)       File Number)        Identification No.)


             1111 North Loop West, Suite 400, Houston, Texas 77008
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    (Address of principal executive offices)                       (Zip Code)


                             (713) 880-7100
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          (Registrant's telephone number, including area code)

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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.
        -------------------------------------

    On June 27, 1997, Pumpkin Ltd. ("Pumpkin"), a Delaware corporation and a subsidiary of Pumpkin Masters Holdings, Inc., a Delaware corporation ("Holdings"), and a subsidiary of Security Capital Corporation, a Delaware corporation ("Security Capital"), acquired substantially all of the assets and assumed certain liabilities of Pumpkin Ltd. d/b/a Pumpkin Masters, Inc., a Colorado corporation (the "Seller").

    The assets purchased consisted of the assets used by the Seller in the conduct of its businesses, including cash, accounts receivable, inventories, prepaid expenses, furniture, fixtures, computer and intellectual property rights and other intangibles. Prior to the acquisition, the Seller was engaged in the business of manufacturing and distributing pumpkin and watermelon carving kits (comprised primarily of tools and patterns) and related accessories. The Seller had sales of approximately $7,000,000 for the fiscal year ended January 31, 1997. Following the acquisition, Pumpkin will carry on the business previously conducted by the Seller. The principal executive office of Pumpkin is located at 427 East Bayaud Avenue, Denver, Colorado 80206, and the telephone number of Pumpkin at that address is (303) 722-4442.

    The consideration paid to the Seller and the transaction fees and expenses incurred as of the closing date aggregated $7,871,136.43 and consisted of the following:

  Cash to Seller:              $6,079,171.84      (including the
                                                  payoff of net
                                                  amounts due to an
                                                  affiliate of the
                                                  stockholder of
                                                  the Seller by the
                                                  Seller of
                                                  $503,500.84)
  Transaction Fees and
   Expenses:                      651,125.50      (known as of the
                                                  closing date)

  Assumption of Accounts
   Payable and Accrued
   Liabilities:                 1,140,839.09
                                ------------

     TOTAL                     $7,871,136.43
                               -------------
                               -------------


    Of the cash paid to the Seller, $1,500,000 was provided by Security Capital and the balance was borrowed pursuant to the Credit Agreement described below.

    The Seller also received stock of Holdings constituting 20% of the outstanding Common Stock of Holdings. Seller, Holdings and Security Capital also agreed to certain restrictions on transfers of shares of Holdings owned by them, together with certain preemptive rights, puts and calls and "tag along/drag along" rights.

    The Seller is also entitled to receive a payment of up to $2,000,000 (the "Earnout Amount") if Pumpkin's average annual EBITDA (as defined in the Asset Purchase Agreement, dated as of June 27, 1997, among the Seller, Pumpkin, Holdings and Security Capital (the "Asset Purchase Agreement")) is in excess of $1,500,000 during the four fiscal years following the closing. If earned, the amount is first payable in June 2002, with the possibility of being deferred until June 2004. In addition, the Seller will receive a payment of at least $120,000 and up to $160,000 each fiscal year, payable quarterly, until the Earnout Amount is either determined not to be earned or, if determined to be earned, paid. The Earnout Amount is fully subordinate to debt under the Credit Agreement and any loans by Security Capital to Pumpkin described below.

    In connection with the closing of the acquisition, NationsCredit Commercial Corporation, as agent (the "Agent") for the lenders (collectively, the "Lenders") named in the Credit Agreement, dated as of June 27, 1997 (the "Credit Agreement"), among Pumpkin, Holdings and the Agent, provided various credit facilities to Pumpkin to partially finance the acquisition, to provide for seasonal working capital and letter of credit requirements and to pay transaction expenses. The facilities consist of a revolving credit facility of up to $3,500,000 and amortizing term debt of $5,000,000 maturing from four to six years from the closing date. The facilities are secured by all of the acquired assets as well as by a pledge to the Lenders of the capital stock of Pumpkin owned by Holdings.

    In connection with this financing, NationsCredit Commercial Corporation was issued a Warrant exercisable for 10% of the Class B Common Stock, on a fully diluted basis, of Pumpkin. The Class B Common Stock is non-voting and convertible at any time into voting, Class A Common Stock of Pumpkin. The Warrant and related Warrantholders Rights Agreement also provide for certain restrictions on transfer, registration rights, "tag along/drag along" rights and put and call rights.

    In addition, Pumpkin and Holdings became parties to the Consolidated Income Tax Sharing Agreement, dated May 17, 1996, among Security Capital, P.D. Holdings, Inc., a Delaware corporation, and Possible Dreams, Ltd., a Delaware corporation ("Possible Dreams"), whereby Pumpkin will calculate and pay to Security Capital the amount of its income tax liability calculated as if Pumpkin were not part of a consolidated group. Security Capital will pay to the relevant tax authorities its tax liability, taking into account its own tax position and the utilization of its tax loss carryforwards. The excess of the payment made by Pumpkin to Security Capital over Security

Capital's tax liability will accrue to the benefit of Security Capital, subject to the rights of the Lenders described below.

    Pursuant to a Security Capital Pledge and Guaranty Agreement between the Agent and Security Capital, the Lenders required Security Capital to set aside in a separate account such excess amounts paid by Pumpkin to Security Capital during the first three years of the Consolidated Income Tax Sharing Agreement and to pledge its rights in such account to the Lenders as additional collateral for the loans to Pumpkin. Alternatively, Security Capital may elect to loan such amounts to Pumpkin in order to permit Pumpkin to make optional repayments on a portion of the term debt. All such loans will bear interest at 10%, payable quarterly, with no principal being due until repayment of all indebtedness under the Credit Agreement, and will be fully subordinate to all indebtedness incurred under the Credit Agreement.

    All of the key executives of the Seller have entered into employment and non-competition agreements with Pumpkin. Gay Burke, who has become President and Chief Executive Officer of Pumpkin, has signed a four-year employment agreement. Kea Bardeen, who has become Vice President and Director of Product Development of Pumpkin, has signed a three-year employment agreement. John Bardeen, who has become Co-Chairman and Director of Promotions, has signed a four-year employment agreement.

    Ms. Burke has been granted an option to acquire 4% of the Class A Common Stock of Pumpkin at an exercise price per share of $1,754.39. Ms. Burke, Holdings and Pumpkin also entered into a Stockholders' Agreement providing for certain restrictions on transfers of the shares of Pumpkin owned by them, together with certain preemptive rights, puts and calls and "tag along/drag along" rights with respect to the Class A Common Stock of Pumpkin.

    In connection with the acquisition, Security Capital entered into a Second Amendment to Advisory Services Agreement with Capital Partners, Inc., a Connecticut corporation ("Capital Partners"), pursuant to which Capital Partners agreed to assist Security Capital in providing management advisory services to Pumpkin in the areas of corporate development, strategic planning, investment and financial matters and general business policies in return for an increase in the annual advisory fee payable to Capital Partners under the Advisory Services Agreement equal to the greater of $100,000 or 5% of Pumpkin's annual EBITDA (as defined in the Asset Purchase Agreement). The advisory fee payable to Capital Partners is subordinate to the rights of the Lenders.

    The descriptions of the foregoing agreements are qualified in their entirety by reference to the copies of such agreements included as exhibits to this Form 8-K and incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial statements of businesses acquired.

    Security Capital believes that it is impracticable to provide any of the required financial statements at the time of filing of this Report on Form 8-K. The required financial statements will be filed as soon as practicable and, in any event, not later than 60 days following the due date of this Form 8-K.

(b) Pro forma financial information.

    Security Capital believes that it is impracticable to provide any of the required pro forma financial information at the time of filing of this Report on Form 8-K. The required pro forma financial information will be filed as soon as practicable and, in any event, not later than 60 days following the due date of this Form 8-K.

(c) Exhibits.

    1. Asset Purchase Agreement, dated as of June 27, 1997, by and among Pumpkin, Ltd. d/b/a Pumpkin Masters, Inc., a Colorado corporation (the "Seller"), Pumpkin Ltd., a Delaware corporation ("Pumpkin"), Pumpkin Masters Holdings, Inc., a Delaware corporation ("Holdings"), and Security Capital Corporation, a Delaware corporation ("Security Capital").

    2. Credit Agreement, dated as of June 27, 1997, among Pumpkin, Holdings, the Lenders referred to therein and NationsCredit Commercial Corporation ("NationsCredit"), as Agent.

    3. Warrant, dated June 27, 1997, from Pumpkin to NationsCredit.

    4. Warrantholders Rights Agreement, dated as of June 27, 1997, among Pumpkin, Holdings, Security Capital, Seller and NationsCredit.

    5. Company Security Agreement, dated as of June 27, 1997, between Pumpkin and NationsCredit, as Agent.

    6. Holdings Pledge Agreement, dated as of June 27, 1997, between Holdings and NationsCredit, as Agent.

    7. Security Capital Pledge and Guarantee Agreement, dated as of June 27, 1997, between Security Capital and NationsCredit, as Agent.

    8. Security Capital Subordination Agreement, dated as of June 27, 1997, among Pumpkin, the Subordinated Obligations Holders (as defined therein) and NationsCredit, as Agent.

    9. Investors Subordination Agreement, dated as of June 27, 1997, among Pumpkin, the Subordinated Obligations Holders (as defined therein) and NationsCredit, as Agent.

    10. Seller Subordination Agreement, dated as of June 27, 1997, among Pumpkin, Holdings, the Subordinated Obligations Holders (as defined therein) and NationsCredit, as Agent.

    11. Stockholders' Agreement, dated as of June 27, 1997, among Pumpkin, Holdings and Gay Burke.

    12. Employment Agreement, dated June 27, 1997, by and between Pumpkin and John Bardeen.

    13. Employment Agreement, dated June 27, 1997, by and between Pumpkin and Kea Bardeen.

    14. Employment Agreement, dated June 27, 1997, by and between Pumpkin and Gay Burke.

    15. Stock Option Agreement, dated June 27, 1997, by and between Pumpkin and Gay Burke.

    16. Advisory Services Agreement, dated June 27, 1997, by and between Pumpkin and Security Capital.

    17. Second Amendment to Advisory Services Agreement, dated June 27, 1997, by and between Security Capital and Capital Partners, Inc.

    18. Joinder Agreement, dated June 27, 1997, among Pumpkin, Holdings and Security Capital to Consolidated Income Tax Sharing Agreement, dated as of May 17, 1996, among Possible Dreams, Ltd., P.D. Holdings, Inc. and Security Capital.

                                  SIGNATURE
                                  ---------

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       SECURITY CAPITAL CORPORATION
                                           (Registrant)


Dated: July 10, 1997                   By: /s/ A. George Gebauer
                                         --------------------------
                                           A. George Gebauer
                                           President

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                                 Exhibit Index
                                 -------------

                                                                                                                  SEQUENTIALLY
 ITEM                                                                                                             NUMBERED
  NO.    DESCRIPTION                                                                                              PAGE
------ --------------------------------------------------------------------------------------------------------   ----

1.     Asset Purchase Agreement, dated as of June 27, 1997, by and among Pumpkin, Ltd. d/b/a Pumpkin Masters,
       Inc., a Colorado corporation (the "Seller"), Pumpkin Ltd., a Delaware corporation ("Pumpkin"), Pumpkin
       Masters Holdings, Inc., a Delaware corporation ("Holdings"), and Security Capital Corporation, a
       Delaware corporation ("Security Capital").

2.     Credit Agreement, dated as of June 27, 1997, among Pumpkin, Holdings, the Lenders referred to therein and NationsCredit Commercial Corporation ("NationsCredit"), as Agent.

3.     Warrant, dated June 27, 1997, from Pumpkin to NationsCredit.

4.     Warrantholders Rights Agreement, dated as of June 27, 1997, among Pumpkin, Holdings, Security Capital,
       Seller, and NationsCredit.
5.     Company Security Agreement, dated as of June 27, 1997, between Pumpkin and NationsCredit, as Agent.

6.     Holdings Pledge Agreement, dated as of June 27, 1997, between Holdings and NationsCredit, as Agent.

7.     Security Capital Pledge and Guarantee Agreement, dated as of June 27, 1997, between Security Capital and
       NationsCredit, as Agent.

8.     Security Capital Subordination Agreement, dated as of June 27, 1997, among Pumpkin, the Subordinated
       Obligations Holders (as defined therein) and NationsCredit, as Agent.

9.     Investors Subordination Agreement, dated as of June 27, 1997, among Pumpkin, the Subordinated
       Obligations Holders (as defined therein) and NationsCredit, as Agent.


                                    -i-

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

                                                                                                                  SEQUENTIALLY
 ITEM                                                                                                             NUMBERED
  NO.    DESCRIPTION                                                                                              PAGE
------- -------------------------------------------------------------------------------------------------------   ----

10.    Seller Subordination Agreement, dated as of June 27, 1997, among Pumpkin, Holdings, the Subordinated
       Obligations Holders (as defined therein) and NationsCredit, as Agent.

11.    Stockholders' Agreement, dated as of June 27, 1997, among Pumpkin, Holdings and Gay Burke.

12.    Employment Agreement, dated June 27, 1997, by and between Pumpkin and John Bardeen.

13.    Employment Agreement, dated June 27, 1997, by and between Pumpkin and Kea Bardeen.

14.    Employment Agreement, dated June 27, 1997, by and between Pumpkin and Gay Burke.

15.    Stock Option Agreement, dated June 27, 1997, by and between Pumpkin and Gay Burke.

16.    Advisory Services Agreement, dated June 27, 1997, by and between Pumpkin and Security Capital.

17.    Second Amendment to Advisory Services Agreement, dated June 27, 1997, by and between Security Capital and Capital Partners, Inc.

18.    Joinder Agreement, dated June 27, 1997, among Pumpkin, Holdings and Security Capital to Consolidated
       Income Tax Sharing Agreement, dated as of May 17, 1996, among Possible Dreams, Ltd., P.D. Holdings, Inc.
       and Security Capital.


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